Exhibit 1.1


                                1,500,000 Shares

                        DIVERSIFIED SENIOR SERVICES, INC.

                                  Common Stock




                             UNDERWRITING AGREEMENT


                                                          New York, New York
                                                          November __, 1997

Strasbourger Pearson Tulcin
  Wolff Incorporated
61 Broadway
Suite 2800
New York, New York  10006

                  Diversified Senior Services, Inc., a North Carolina corporation (the "Company"), hereby confirms its agreement with you. The Company proposes to issue and sell to you (the "Underwriter") pursuant to this Underwriting Agreement (the "Agreement") an aggregate of 1,500,000 shares (the "Shares") of the Company's Common Stock, no par value per share (the "Common Stock").

                  You have advised the Company that you desire to purchase the Shares. The Company confirms the agreement made by it with respect to the purchase of the Shares by the Underwriter, as follows:

                  1. Representations and Warranties of the Company and THE. The Company and Taylor House Enterprises, Limited ("THE") represent and warrant to, and agree with, the Underwriter that:

                            (a) A registration statement on Form SB-2 (File No.
333-34367) with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") and in conformity with the requirements of the Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"), and one or more amendments to such registration statement may have been so filed and such registration statement has been delivered to you. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Shares, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by you prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by you prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Shares, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Registration Statement" means the registration statement initially filed relating to the Shares, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined), and including any registration statement filed with the Commission pursuant to Rule 462(b); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:

                           i) if the Company relies on Rule 434 under the Act,
                  the Term Sheet relating to the Shares that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

                           ii) if the Company does not rely on Rule 434 under
                  the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

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                           iii) if the Company does not rely on Rule 434 under
                  the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                            (b) The Commission has not issued any order
preventing or suspending use of the Registration Statement or any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the Rules and Regulations and (ii) did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Closing Date, the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by you specifically for use therein. It is understood that the

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

statements set forth in the Prospectus on the cover page with respect to fees and discounts, paragraph three (3) under the heading "Underwriting" and the identity of counsel to the Underwriter under the heading "Legal Matters" constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Registration Statement, the Preliminary Prospectus and Prospectus, as the case may be.

                            (c) If the Company has elected to rely on Rule
462(b) and the Registration Statement has not been declared effective (i) the Company has filed a Registration Statement in compliance with, and that is effective upon filing pursuant, to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

                            (d) Each of the Company and its wholly-owned
subsidiary, Residential Properties Management, Inc. ("Subsidiary") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and Prospectus and is duly qualified or licensed to do business as a foreign corporation and is in good standing in each other jurisdiction in which the nature of its business or the character or location of its properties requires such qualification, except where the failure to so qualify will not materially affect the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary, taken as a whole. Residential Properties Management, Inc. is the only subsidiary of the Company, whether direct or indirect. The Company does not control, directly or indirectly, any corporation (other than the Subsidiary), partnership, joint venture, association or other business organization.

                            (e) The authorized, issued and outstanding capital
stock of the Company is as set forth in the Prospectus under "Capitalization;" the shares of issued and outstanding capital stock of the Company set forth thereunder have been duly authorized, validly issued and are fully paid and nonassessable; except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of the Company have been

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granted or entered into by the Company; and the Common Stock conforms to all statements relating thereto contained in the Registration Statement and Prospectus.

                            (f) The Shares and the shares of Common Stock to be
issued upon exercise of the Underwriter's Warrants (as hereinafter defined) when issued and delivered pursuant to this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights of any security holder of the Company. The Underwriter's Warrants when issued, paid for and delivered in accordance with the terms of the Warrant Agreement (as hereinafter defined), will be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights of any security holder of the Company. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated in this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock, except as described in the Registration Statement.

                            (g) Each of this Agreement and the Warrant Agreement
have been duly and validly authorized, executed and delivered by the Company and, assuming due execution by the other party hereto and thereto, constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and the discretion of the courts in granting equitable remedies. The Company has full power and lawful authority to authorize, issue and sell the Shares to be sold by it hereunder on the terms and conditions set forth herein. No consent, approval, authorization or order of, or any filing or declaration with, any governmental authority is required for the consummation of the transactions contemplated by this Agreement or in connection with the issuance and sale of the Shares or the Underwriter's Warrants by the Company, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriter of the Shares and the Underwriter's Warrants to be sold by the Company.

                            (h) Except as described in the Prospectus, neither
the Company nor the Subsidiary is in violation, breach or default (which includes any event that has occurred which,

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with notice or lapse of time or both, would constitute a default) of or under, and consummation of the transactions herein contemplated and the fulfillment of the terms of this Agreement or the terms of any agreement contemplated hereby will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or the Subsidiary pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary may be bound or to which any of the property or assets of the Company or the Subsidiary is subject, nor will such action result in any violation of the provisions of the articles of incorporation or any order, rule or regulation applicable to the Company or the Subsidiary of any court or any regulatory authority or other governmental body having jurisdiction over the Company or the Subsidiary.

                            (i) Subject to the qualifications stated in the
Prospectus, the Company or the Subsidiary has good and marketable title to all properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to its business; all of the material leases and subleases under which the Company or the Subsidiary is the lessor or sublessor of properties or assets or under which the Company or the Subsidiary holds properties or assets as lessee or sublessee as described in the Prospectus are in full force and effect, and, except as described in the Prospectus, neither the Company nor the Subsidiary is in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to rights of the Company or the Subsidiary as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company or the Subsidiary to continued possession of the leased or subleased premises or assets under any such lease or sublease except as described or referred to in the Prospectus; and the Company or the Subsidiary owns or leases all such properties described in the Prospectus as are necessary to its operations as now conducted and, except as otherwise stated in the Prospectus, as proposed to be conducted as set forth in the Prospectus.

                            (j) The Company (either directly or through its
Subsidiary) has valid and subsisting options to purchase the properties described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most


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


recent Preliminary Prospectus) under the caption "Business Development Division" as being subject to such purchase options, which purchase options expire in the manner described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The Company has entered into purchase and sale agreements dated ______________________ (collectively, the "North Carolina Purchase Agreements") with each of ___________________________ (collectively, the "Sellers") for the purchase by the Company of _______________________________. Title insurance in favor of the Company or the Subsidiary is in full force and effect with respect to each such property described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) as owned by the Company, in amounts at least equal to the purchase price paid by the Company or any Subsidiary for such property.

                            (k) The Company has full right, power and authority
to enter into each North Carolina Purchase Agreement and to consummate the transactions provided for thereof; each North Carolina Purchase Agreement has been duly authorized, executed and delivered by the Company; each North Carolina Purchase Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies; none of the execution or delivery of any North Carolina Purchase Agreement by the Company, the performance by the Company of its obligations thereunder, or the consummation by the Company of the transactions contemplated therein, conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any encumbrance upon, any property or assets of the Company or the Subsidiary pursuant to (A) the terms of the articles of incorporation or bylaws of the Company, in each case as amended, as the case may be; (B) the terms of any contract or other agreement to which the Company is (or, upon consummation of the transactions contemplated by the North


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Carolina Purchase Agreements, will be) a party or by which it is bound or to which any of its assets or properties is (or, upon consummation of the transactions contemplated by the North Carolina Purchase Agreements, will be) subject, the conflict, breach or violation of which would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary, taken as a whole, as if the transactions contemplated by the North Carolina Purchase Agreements had been consummated; (C) any statute, rule or regulation of any governmental authority having (or that, upon consummation of the transactions contemplated by the North Carolina Purchase Agreement, will have) jurisdiction over the Company or the Subsidiary or any of their respective activities or properties, the conflict, breach or violation of which would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary, taken as a whole, as if the transactions contemplated by the North Carolina Purchase Agreements had been consummated; or (D) the terms of any judgment, decree or order of any arbitrator or governmental authority having (or that, upon consummation of the transactions contemplated by the North Carolina Purchase Agreement, will have) such jurisdiction, the conflict, breach or violation of which would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary, taken as a whole, as if the transactions contemplated by the North Carolina Purchase Agreements had been consummated;

                            (l) The Daniel Professional Group, Inc., who has
given its report on certain financial statements filed and to be filed with the Commission as a part of the Registration Statement, which are incorporated in the Prospectus, are with respect to the Company and the Subsidiary, independent public accountants as required by the Act and the Rules and Regulations.

                            (m) The consolidated financial statements and the
related notes of the Company and the Subsidiary, the financial statements and the related notes of the Subsidiary, any supplementary financial information, any related schedules and the pro forma financial statements of the Company and the Subsidiary set forth in the Registration Statement and the Prospectus present fairly (i) the consolidated financial position and results of operations and changes in financial position of the Company and the Subsidiary on the basis stated in the Registration Statement, at the respective dates and for the respective periods to which they apply and (ii) the financial position and results of operations and changes in financial position of the Subsidiary on the basis stated in the Registration Statement, at the respective dates and for the respective periods to which they apply. Said financial statements and notes, supplementary financial information, related schedules and pro forma financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a basis which is consistent

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during the periods involved. The financial data with respect to the Company and the Subsidiary set forth in the Prospectus under the captions "Summary Financial Information," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly present, on the basis stated in the Prospectus, the information set forth therein and have been compiled on a basis consistent with that of the audited financial statements included in the Prospectus. No other financial statements are required by Form SB-2 or otherwise to be included in the Registration Statement or the Prospectus. There has been no material adverse change in the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary, taken as a whole, from the latest information set forth in the Registration Statement or the Prospectus, except as properly described in the Prospectus; and there is no fact known to the Company which could reasonably be expected to have a material and adverse effect on the future prospects of the Company or the Subsidiary (other than political or economic matter of general applicability or as properly described in the Prospectus).

                            (n) Subsequent to the respective dates as of which
information is given in the Registration Statement and Prospectus, neither the Company nor the Subsidiary has paid or declared any dividends or other distributions of any kind on any class of its capital stock nor has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which is material to the business of the Company and the Subsidiary, taken as a whole, and there has not been any change in the capital stock of, or any material incurrence of long-term debt by the Company or the Subsidiary or any material issuance of options, warrants or other rights to purchase the capital stock of the Company or the Subsidiary or any material adverse change or any material development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties of the Company or the Subsidiary which would be material to the business or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, and neither the Company nor the Subsidiary has become a party to, and neither the business nor the property of the Company or the Subsidiary has become the subject of, any material litigation whether or not in the ordinary course of business.

                            (o) Except as set forth in the Prospectus, there is
not now pending or threatened, any action, suit or proceeding

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to which the Company or the Subsidiary is a party before or by any court or governmental agency or body, which might result in any material adverse change in the condition (financial or otherwise), business, properties, prospects, net worth, or results of operations of the Company and the Subsidiary, taken as a whole, nor are there any actions, suits or proceedings related to environmental matters or related to discrimination on the basis of age, sex, religion or race; and no labor disputes involving the employees of the Company or the Subsidiary exist or are threatened which might be expected to materially adversely affect the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary, taken as a whole.

                            (p) Except as disclosed in the Prospectus, the
Company and the Subsidiary have sufficient licenses, permits, certificates and other governmental authorizations as are required for the conduct of its business or the ownership of its property as described in the Prospectus and are in all material respects complying therewith. Neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit nor, to the knowledge of the Company, none of the activities or business of the Company or the Subsidiary are in violation of, or cause the Company or the Subsidiary to violate, any law, rule, regulation or order of the United States, any state, county or locality, or of any agency or body of the United States or of any state, county or locality, the violation of which would have a material adverse impact upon the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary, taken as a whole. Without limiting the generality of the foregoing, except as disclosed in the Prospectus, each of the facilities or apartment complexes operated or managed by the Company or the Subsidiary so designated as participating in the Housing and Urban Development ("HUD") program or the Rural Development ("RD") program are certified to participate in such programs.

                            (q) Neither the Company nor the Subsidiary have
directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. The Company's and the Subsidiary's internal accounting controls and procedures are

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sufficient to cause the Company and the Subsidiary to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

                            (r) On the Closing Date (as hereinafter defined) all
transfer or other taxes (including franchise, capital stock or other tax, other than income taxes, imposed by any jurisdiction), if any, which are required to be paid in connection with the sale and transfer of the Shares to the Underwriter hereunder will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

                            (s) There is no document or contract of a character
required to be described in the Registration Statement or Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

                            (t) The Company has not taken nor will take,
directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Shares. The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than the Preliminary Prospectus and the Registration Statement, the Prospectus or other materials permitted or required by the Act.

                            (u) The Company has not entered into any agreement
pursuant to which any person is entitled, either directly or indirectly, to compensation from the Company for services as a finder in connection with the public offering referred to herein.

                            (v) There are no holders of shares of Common Stock
or other securities of the Company having rights to register such Common Stock or other securities under the Registration Statement.

                            (w) The Company has entered into employment
contracts with its principal executive officers, including William G. Benton, Susan L. Christiansen and G.L. Clark, Jr., and the description of such employment agreements in the Prospectus is true, correct and complete.

                            (x) No labor dispute with the employees of the
Company or the Subsidiary exists or is threatened or imminent that could result in a material adverse change in the condition

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(financial or otherwise), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                            (y) The Company and the Subsidiary own or possess,
or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor the Subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                            (z) The Company and the Subsidiary are insured by
insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor the Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                            (aa) The Subsidiary is not prohibited, directly or
indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

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

                            (bb) The Company will conduct its operations in a
manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and this transaction will not cause the Company to become an investment company subject to registration under such Act.

                            (cc) Each of the Company and the Subsidiary have
filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company and the Subsidiary, taken as a whole) and have paid all taxes required to be paid and any other assessment, fine or penalty levied, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                            (dd) Any certificate signed by any officer of the
Company and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty made by the Company to the Underwriter as to the matters covered thereby and shall be deemed incorporated herein in its entirety and shall be effective as if such representation and warranty were made herein.

                            (ee) Except for the shares of capital stock of the
Subsidiary owned by the Company, neither the Company nor the Subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                            (ff) The books, records and accounts and systems of
internal accounting controls of the Company and the Subsidiary currently comply with the requirements of Section 13(b)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company and the Subsidiary each maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
(3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the

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recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                            (gg) No statement, representation, warranty or
covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Underwriter is or will be, when made, inaccurate, untrue or incorrect in any material respect, unless such statement, representation, warranty or covenant is qualified as to materiality, in which case it is not or will not be, when made, inaccurate, untrue or incorrect.

                            (hh) The Shares have been approved for listing on
the NASDAQ SmallCap Market, subject only to notice of issuance.

                            (ii) The business, operations and facilities of the
Company and the Subsidiary have been and are being conducted in compliance in all material respects with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States or any state or political subdivision thereof, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto; and neither the Company nor the Subsidiary has received any notice from any governmental instrumentality or any third party alleging any violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources), which violation would have, or could reasonably be expected to have, a material adverse effect on the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary, taken as a whole. The intended use and occupancy of each of the facilities owned or operated by the Company or the Subsidiary complies in all material respects with all applicable codes and zoning laws and regulations and there is no pending or, to the knowledge of the

Company, threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect adversely affect the size of, use of, improvements on, construction on, or access to such facilities.

                            (jj) Each executive officer, director and
shareholder of the Company has delivered to the Underwriter an agreement (the "Lockup Agreement"), in substantially the form of Annex I, to the effect that he, she or it will not, for a period of two years after the date hereof, without the prior written consent of the Underwriter, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of Common Stock or securities convertible into, or exchangeable or exercisable for, shares of Common Stock, except for bona fide private sales or transfers of shares of Common Stock to purchasers or transferees provided that such person agrees in writing to be bound by the terms of the Lockup Agreement.

                            (kk) No transaction has occurred between or among
the Company or any of its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the registration Statement and the Prospectus.


                  2.       Purchase, Delivery and Sale of the Shares.
                           -----------------------------------------

                            (a) Subject to the terms and conditions of this
Agreement, and upon the basis of
the representations, warranties and agreements herein contained, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to buy from the Company, at $______ per share, at the place and time hereinafter specified, 1,500,000 shares of Common Stock.

                            (b) Delivery of the Shares against payment therefor
shall take place at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York (or at such other place as may be designated by agreement between you and the Company) at 10:00 a.m., New York time, on November __, 1997, or at such later time and date as you may designate but not later than ten (10) days from the effective date of the Registration Statement (the "Effective Date"), such time and date of payment and delivery for the Shares being herein called the "Closing Date."

                            (c) The Company will make the certificates for the
Shares to be purchased by the Underwriter hereunder available to you for inspection at least one (1) full business day prior to the Closing Date. The certificates shall be in such names and denominations as you may request at least two (2) full business days prior to the Closing Date. Time shall be of the essence, and delivery of the certificates representing the Shares at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

                                    Definitive certificates in negotiable form
for the Shares, to be purchased by the Underwriter hereunder will be delivered by the Company to you on the Closing Date, against payments of the purchase price therefor, by certified or bank cashier's checks in New York Clearing House funds, payable to the order of the Company.

                                    It is understood that the Underwriter
proposes to offer the Shares to be purchased hereunder to the public, upon the terms and conditions set forth in the Registration Statement, after the Registration Statement becomes effective.

                            (d) On the Closing, the Company will further issue
and sell to you or, at your direction, to your respective bona fide officers, for a total purchase price of $______, warrants entitling the holders thereof to purchase 150,000 shares of Common Stock (which number is equal to 10% of the amount of Shares purchased pursuant to this Agreement), at an initial exercise price of $_, per share (the "Underwriter's Warrants") for a period of four (4) years, such period to commence twelve (12) months after the Effective Date. Such Underwriter's Warrants shall contain such other terms and provisions as may be set forth in an agreement with respect thereto (the "Warrant Agreement") executed and delivered by the Company and you simultaneously with the execution and delivery of this Agreement. As provided in the Warrant Agreement, you may designate that the Underwriter's Warrants be issued in varying amounts directly to your respective bona fide officers and not to you. Such designation will be made by you only if you determine that such issuances would not violate the interpretations of the National Association of Securities Dealers, Inc. relating to the review of corporate financing arrangements. The holders of the Underwriter's Warrants will be entitled to the registration rights set forth in
Section 10 of the Warrant Agreement.


                  3. Covenants of the Company. The Company covenants and agrees with the Underwriter as to the matters set forth in subparagraphs (a) through
(p) below and the Company and THE,
jointly and severally, agree with the Underwriter as to the matters set forth in subparagraphs (q) and (r) below:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Shares is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) except as required by law, will not file with the Commission the Prospectus, Term Sheet or the amendment referred to in the second sentence of Section 1(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement of which the Underwriter previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Underwriter shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the Rules and Regulations, promptly upon request by the Underwriter or counsel for the Underwriter, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriter, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Underwriter, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will furnish the Underwriter with copies of such documents and provide evidence satisfactory to the Underwriter of each such filing or effectiveness.

                            The Company will advise the Underwriter, promptly
after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any stop order or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Shares for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such order or stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                            The Company has caused to be delivered to you copies
of each Preliminary Prospectus, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by the Act. The Company authorizes the Underwriter and dealers to use the Prospectus in connection with the sale of the Shares for such period as, in the opinion of counsel to the Underwriter, the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. In case of the happening, at any time within such period as a Prospectus is required under the Act to be delivered in connection with sales by an underwriter, of any event of which the Company has knowledge and which materially affects the Company or the securities of the Company or which, in the opinion of counsel for the Company or counsel for the Underwriter, should be set forth in an amendment of the Registration Statement or a supplement to the Prospectus in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Prospectus is required to be delivered to a purchaser of the Shares, or in case it shall be necessary to amend or supplement the Prospectus to comply with law or with the Rules and Regulations, the Company will notify you promptly and forthwith prepare and furnish to you copies of such amended Prospectus or of such supplement to be attached to the Prospectus, in such quantities as you may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements in the Prospectus, in light of the circumstances under which they were made, not misleading. The preparation and furnishing of any such amendment or supplement to the Registration Statement or amended Prospectus or supplement to be attached to the Prospectus shall be without expense to the Underwriter, except that in case the Underwriter is required, in connection with the sale of the stock, to deliver a Prospectus ninety (90) days or more after the effective date of the Registration Statement, the Company will upon request of and at the expense of the Underwriter, amend or supplement the Registration Statement and Prospectus and furnish the Underwriter with reasonable quantities of prospectuses complying with Section 10(a)(3) of the Act.

                            The Company will comply with the Act, the Rules and
Regulations and the Exchange Act and the rules and regulations thereunder in connection with the offering and issuance of the Shares.

                            (b) The Company will use its best efforts to qualify
to register the Shares for sale under the securities or "blue sky" laws of such jurisdictions as the Underwriter may reasonably designate and will make such application and furnish such information as may be required for that purpose and to comply with such laws, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Shares. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as the Underwriter may reasonably request.

                            (c) If the sale of the Shares provided for herein is
not consummated for any reason caused by the Company, the Company shall pay all costs and expenses incident to the performance of the Company's obligations hereunder including, but not limited to, all of the expenses itemized in Section 8, including the accountable expenses of the Underwriter, including legal fees, but in no event shall such costs and expenses exceed the sum of $180,000, less a credit for any amounts previously paid to the Underwriter.

                            (d) For so long as the Company is a reporting
company under either Section 12(g) or 15(d) of the Exchange Act, the Company, at its expense, will furnish to its stockholders an annual report (including financial statements audited by independent public accountants) in reasonable detail and, at its own expense, will furnish to you during the period ending five (5) years from the date hereof; (i) as soon as practicable after the end of each fiscal year, a balance sheet of the Company as at the end of such fiscal year, together with statements of income, changes in stockholders' equity and cash flows of the Company for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent accountants; (ii) as soon as they are available, a copy of all reports (financial or other) mailed to security holders; (iii) as soon as they are available, a copy of all nonconfidential reports and financial statements furnished to or filed with the Commission; and (iv) such other information as you may from time to time reasonably request.

                            (e) In the event the Company has an active
subsidiary or subsidiaries, such financial statements referred to in subsection
(d) above will be furnished on a consolidated basis to the extent the accounts of the Company and its subsidiary or subsidiaries are consolidated in reports furnished to its stockholders generally.

                            (f) The Company will deliver to you at or before the
Closing Date two (2) signed copies of the Registration Statement, including all financial statements and exhibits filed therewith, and of all amendments thereto, and will deliver to the Underwriter such number of copies of the Registration Statement, including financial statements but without exhibits, as the Underwriter may reasonably request. The Company will deliver to or upon the order of the Underwriter, from time to time until the effective date of the Registration Statement, as many copies of any Preliminary Prospectus as the Underwriter may reasonably request. The Company will deliver to the Underwriter on the effective date of the Registration Statement and thereafter for so long as a Prospectus is required to be delivered under the Act, from time to time, as many copies of the Prospectus, in final form, or as thereafter amended or supplemented, as the Underwriter may from time to time reasonably request.

                            (g) The Company will make generally available to its
security holders and deliver to you as soon as it is practicable to do so, but in no event later than ninety (90) days after the end of twelve (12) months after its current fiscal quarter, an earnings statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement, which shall satisfy the requirements of Section 11(a) of the Act.

                            (h) The Company will apply the net proceeds from the
sale of the Shares for the purposes set forth under "Use of Proceeds" in the Prospectus, and will file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required pursuant to Rule 463 under the Act.

                            (i) The Company will promptly, upon your written
request, prepare and file with the Commission any amendments or supplements to the Registration Statement, Preliminary Prospectus or Prospectus and take any other action which, in the reasonable opinion of Stroock & Stroock & Lavan LLP, counsel to the Underwriter, may be reasonably necessary or advisable in connection with the distribution of the Shares, and will use its best efforts to cause the same to become effective as promptly as possible.

                            (j) The Company will reserve and keep available that
maximum number of its authorized but unissued shares of Common Stock which are issuable upon exercise of the Underwriter's Warrants outstanding from time to time.

                            (k) Upon completion of this offering, the Company
will make all filings required, including registration under the Exchange Act, to obtain the listing of its Common Stock on the NASDAQ SmallCap Market, and will effect and will use its best efforts to maintain such listings for at least five (5) years from the date of this Agreement.

                            (l) The Company represents that it has not taken and
agrees that it will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Shares or to facilitate the sale or resale of the Shares. The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than the Preliminary Prospectus and the Registration Statement, the Prospectus or other materials permitted or required by the Act.

                            (m) On the Closing Date and simultaneously with the
delivery of the Shares, the Company shall execute and deliver to Strasbourger Pearson Tulcin Wolff Incorporated and its designees the Underwriter's Warrants
for an initial exercise price of $   per share. The Underwriter's Warrants
will be in the form as filed as an exhibit to the Registration Statement.

                            (n) During the one hundred eighty (180) day period
commencing on the Closing Date, the Company will not, without the prior written consent of the Underwriter, grant options to purchase shares of Common Stock at a price less than the initial public offering price except as may be provided by the Company's currently existing stock option plan as described in the Prospectus. To the extent that such stock option plan allows, the Company may issue shares upon exercise of the options.

                            (o) For a period of two (2) years from the Effective
Date, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company's financial statements for each of the first three (3) fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company's 10-QSB quarterly report and the mailing of quarterly financial information to stockholders.

                            (p) Pending completion of the offering and for a
period of ninety (90) days thereafter, the Company will not issue press releases or engage in other publicity without the Underwriter's prior consent.

                            (q) For a period of two years from the Closing Date,
the Company will not, nor will it allow, without the prior written consent of the Underwriter, the executive officers, directors or certain holders of any class of equity securities of the Company to, sell, grant any option or warrant for the sale, or otherwise dispose of, directly or indirectly, any shares of Common Stock or other equity securities of the Company (including any shares obtained through the exercise of options granted under the Company's Stock Incentive Plan (as such term is defined in the Prospectus) or any securities convertible into, exercisable for or exchangeable for shares of Common Stock or other equity securities of the Company, provided, however, that with respect to any issuances of securities by the Company such consent may not be unreasonably withheld, and the Company may issue options for up to 400,000 shares of Common Stock under its Stock Incentive Plan without such consent.

                            (r) On the Closing Date, the Company will furnish
you with (a) Lockup Agreement, in the form of Annex I hereto, from each of the officers, directors and certain holders of any class of equity securities of the Company not to sell any shares of Common Stock or other equity securities of the Company, held by each prior to the Effective Date or obtained through exercise of options granted under the Stock Incentive Plan, for a period of twenty-four
(24) months from the Closing Date, without your prior written consent, which consent may not be unreasonably withheld; provided that the aforementioned restrictions do not apply to private sales or transactions of Common Stock to purchasers or transferees who agree in writing to be bound by the terms set forth herein.

                  4. Conditions of Underwriter's Obligations. The obligations of the Underwriter to purchase and pay for the Shares which it has agreed to purchase hereunder, are subject to the accuracy (as of the date hereof and as of the Closing Date of and compliance with the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder, and to the following conditions:

                            (a) The Registration Statement shall have become
effective, and you shall have received notice thereof not later than 10:00 a.m., New York time, on the day following the date of this Agreement, or at such later time or on such later date as to which you may agree in writing; on or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that or any similar purpose shall have been instituted or shall be pending or, to your knowledge or to the knowledge of the Company, shall be contemplated by the Commission; any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Stroock & Stroock & Lavan LLP, counsel to the Underwriter; and no stop order shall be in effect denying or suspending the effectiveness of such qualification, nor shall any stop order proceedings with respect thereto be instituted or pending or threatened under such law.

                            (b) On the Closing Date, you shall have received the
opinion, dated as of the Closing Date, of House Law Firm, counsel for the Company, in form and substance satisfactory to counsel for the Underwriter, to the effect that:

                                            (i) Each of the Company and the
                   Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and Prospectus and is duly qualified or licensed to do business as a foreign corporation and is in good standing in each other jurisdiction in which the nature of its business or the character or location of its properties requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary, taken as a whole.

                                            (ii) (a) Each of the Company and the
                   Subsidiary has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations as are required for to the conduct of its business or the ownership of its properties as described in the Prospectus;
                   (b) such licenses, permits and other governmental authorizations obtained are in full force and effect; (c) each of the Company and the Subsidiary is in all material respects in compliance therewith.




                                            (iii) The authorized capitalization
                   of the Company is as set forth under "Capitalization" in the Prospectus; all shares of the Company's outstanding stock requiring authorization for issuance by the Company's board of directors have been duly authorized, validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; the outstanding shares of Common Stock of the Company have not been issued in violation of the preemptive rights of any shareholder, and the shareholders of the Company do not have any preemptive rights or other rights to subscribe for or to purchase, nor are there any restrictions upon the voting or transfer of any of the Shares; the Shares conform to the description thereof contained in the Prospectus; the Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be duly and validly issued, fully paid, nonassessable, free of preemptive rights and no personal liability will attach to the ownership thereof; and to the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any registration rights or other rights, other than those which have been waived or satisfied for or relating to the registration of any shares of Common Stock

                                            (iv) This Agreement and the Warrant
                   Agreement, have been duly and validly authorized, executed and delivered by the Company and, assuming due execution and delivery of this Agreement and the Warrant Agreement by the other parties thereto, payment by the Underwriter for the Shares offered pursuant to this Agreement and payment by the Underwriter for the Underwriter's Warrants, are the valid and legally binding obligations of the Company, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights in general; and except that no opinion is expressed as to the enforceability of the indemnity provisions contained in
                   Section 6 or the contribution provisions contained in Section 7 of this Agreement.

                                            (v) The certificates evidencing the
                   Shares are in due and proper form; the Underwriter's Warrants will be exercisable for shares of Common Stock of the Company in accordance with the terms of the Warrant Agreement and at the prices therein provided for; the shares of Common Stock of the Company issuable upon exercise of the Underwriter's Warrants have been duly authorized and reserved for issuance upon such exercise, and such shares, when issued upon exercise in accordance with the terms of such warrants and at the price provided for, will be duly and validly issued, fully paid and nonassessable.

                                            (vi) Such counsel knows of no
                   pending or threatened legal or governmental proceedings to which either the Company or the Subsidiary is a party which could materially adversely affect the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary, taken as a whole, or which question the validity of the Common Stock of the Company, the Shares, this Agreement, the Warrant Agreement, the Underwriter's Warrants or of any action taken or to be taken by the Company pursuant to this Agreement, the Warrant Agreement, or the Underwriter's Warrants, and no such proceedings are known to such counsel to be contemplated against the Company or the Subsidiary; there are no governmental proceedings or regulations required to be described or referred to in the Registration Statement which are not so described or referred to.

                                            (vii) The Company is not in
                   violation of or default under, nor will the execution and delivery of this Agreement, the Warrant Agreement or the Underwriter's Warrants, and the incurrence of the obligations herein or therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under the Company's articles of incorporation or by-laws, in the performance or observance of any material obligations, agreements, covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company or the

                   Subsidiary is a party or by which the Company or the Subsidiary or any of their properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any domestic government, governmental instrumentality or court.

                                            (viii) The Registration Statement
                   has become effective under the Act, and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for that purpose have been instituted or are pending before, or threatened by, the Commission; the Registration Statement and the Prospectus (except for the financial statements and other financial data contained therein, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations.

                                            (ix) All descriptions in the
                   Registration Statement and the Prospectus, and any amendment or supplement thereto, of contracts and other documents are accurate and fairly present the information required to be shown, and such counsel is familiar with all contracts and other documents referred to in the Registration Statement, and such counsel does not know of any contracts or documents of a character required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed.

                                            (x) No authorization, approval,
                   consent, or license of any governmental or regulatory authority or agency is necessary in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of this Agreement or the Warrant Agreement by the Company, or in connection with the taking of any action contemplated herein or therein, or the issuance of the Underwriter's Warrants or the Common Stock underlying the Underwriter's Warrants, other than registrations or qualifications of such stock under applicable state or foreign securities or "Blue Sky" laws and registration under the Act.

                                            (xi) The statements in the
                   Registration Statement under the captions "Business," "Management," "Principal Shareholders," "Certain Transactions,"

                   "Description of Securities and Shares Eligible for Future Sale" have been reviewed by such counsel and, insofar as they refer to descriptions of agreements, statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects.

                                    Such counsel shall also state that such
counsel has participated in the preparation of the Registration Statement and the Prospectus, and nothing has come to the attention of such counsel to cause such counsel to have reason to believe that the Registration Statement or any amendment thereto at the time it became effective contained any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except, in the case of both the Registration Statement and any amendment thereto and the Prospectus and any supplement thereto, for the financial statements, notes thereto and other financial information and statistical data contained therein, as to which such counsel need express no opinion).

                                    Such opinion shall also cover such matters
incident to the transactions contemplated hereby as the Underwriter or counsel for the Underwriter shall reasonably request. In rendering such opinion, such counsel may rely upon certificates of any officer of the Company or public officials as to matters of fact; and may rely as to all matters of law other than the law of the United States or of the State of North Carolina upon opinions of counsel satisfactory to you, in which case the opinion shall state that they have no reason to believe that you and they are not entitled to so rely.

                                    (c) All corporate proceedings and other
legal matters relating to this Agreement, the Registration Statement, the Prospectus and other related matters shall be satisfactory to or approved by Stroock & Stroock & Lavan LLP, counsel to the Underwriter, and you shall have received from such counsel a signed opinion, dated as of the Closing Date, with respect to the validity of the issuance of the Shares, the form of the Registration Statement and Prospectus (other than the financial statements, notes thereto and other financial data contained therein), the execution of this Agreement and other related matters as you may reasonably require. The Company shall have furnished to counsel for the Underwriter such documents as they may reasonably request for the purpose of enabling them to render such opinion.

                            (d) You shall have received a letter on and as of
Effective Date of the Registration Statement and again on and as of the Closing Date from The Daniel Professional Group, Inc., independent public accountants for the Company, substantially in the form approved by you.

                            (e) At the Closing Date, (i) the representations and
warranties of the Company contained in this Agreement shall be true and correct with the same effect as if made on and as of the Closing Date, and the Company shall have performed all of its obligations hereunder and satisfied all the conditions on its part to be satisfied at or prior to such Closing Date; (ii) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations and in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) there shall have been, since the respective dates as of which information is given, no material adverse change in the condition (financial or otherwise), business, properties, prospects, net worth, results of operations, capital stock, long-term or short-term debt or general affairs of the Company and the Subsidiary, taken as a whole, from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement and Prospectus indicate might occur after the effective date of the Registration Statement, and neither the Company nor the Subsidiary shall have incurred any material liabilities or agreement not in the ordinary course of business other than as referred to in the Registration Statement and Prospectus;
(iv) except as set forth in the Prospectus, no action, suit or proceeding at law or in equity shall be pending or threatened against the Company or the Subsidiary which would be required to be set forth in the Registration Statement, and no proceedings shall be pending or threatened against the Company or the Subsidiary before or by any commission, board or administrative agency in the United States or elsewhere, wherein an unfavorable decision, ruling or finding would materially adversely affect the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary, taken as a whole; and (v) you shall receive at the Closing Date a certificate signed by each of the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated as of the Closing Date, evidencing compliance with the provisions of this subsection (e).

                            (f) If any of the conditions herein provided for in
this Section shall not have been fulfilled as of the date indicated, this Agreement and all obligations of the Underwriter under this Agreement may be canceled at, or at any time prior to, the Closing Date by the Underwriter by notifying the Company of such cancellation in writing or by telegram at or prior to the Closing Date. Any such cancellation shall be without liability of the Underwriter to the Company.

                  5. Conditions of the Company's Obligations. The obligation of the Company to sell and deliver the Shares is subject to the following conditions:

                            (a) The Registration Statement shall have become
effective not later than 10:00 a.m., New York time, on the day following the date of this Agreement, or on such later date as the Company and the Underwriter may agree to in writing.

                            (b) At the Closing Date no stop orders suspending
the effectiveness of the Registration Statement shall have been issued under the Act or any proceedings therefor initiated or threatened by the Commission.

                  6.       Indemnification.
                           ---------------

                            (a) The Company and THE, jointly and severally,
agree to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Act, the Underwriter's counsel and the Company's counsel against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all attorneys' fees), to which the Underwriter, any controlling person, the Underwriter's counsel or the Company's counsel may become subject, under the Act or otherwise, insofar, as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (i) the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto; (ii) any "Blue Sky" application or other document executed by the Company specifically for the purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Shares, under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company and THE will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written or oral information furnished to the Company by or on behalf of the Underwriter or oral misrepresentations or omissions in connection therewith specifically for use in the preparation of the Registration Statement or any such amendment or supplement thereof or any such Blue Sky Application or any such Preliminary Prospectus or the Prospectus of any such amendment or supplement thereto. The Company and THE shall not be obligated to indemnify the Underwriter for a violation of state securities or "Blue Sky" laws for liability occasioned by reason of such Underwriter's (or its agent's) failure to have been registered as a broker-dealer (or agent) or the failure of the securities to have been registered or qualified in a jurisdiction where such Underwriter (or its agent) is determined to have sold such security. This indemnity will be in addition to any liability which the Company or THE may otherwise have.

                            (b) The Underwriter will indemnify and hold harmless
the Company, each of its directors, each nominee (if any) for director named in the Prospectus, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Act, the Underwriter's counsel and the Company's counsel against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company, any such director, nominee, officer or controlling person, the Underwriter's counsel or the Company's counsel may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by you specifically for use in the preparation thereof. The Underwriter shall indemnify the Company for any violation of state securities or "Blue Sky" laws for liability occasioned by reason of such Underwriter's (or its agent's) failure to have been registered as a broker-dealer (or agent) or the failure of the securities to have been registered or qualified in a jurisdiction which such Underwriter (or agent) is determined to have sold such security. This indemnity will be in addition to any liability which the Underwriter may otherwise have.

                            (c) Promptly after receipt by an indemnified party
under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than the reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Underwriter or a person who controls the Underwriter within the meaning of the Act, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action

(including any impleaded parties) include both the Underwriter or such controlling person and the indemnifying party and, the Underwriter reasonably determines that it is advisable for the Underwriter or controlling persons to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Underwriter or such controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Underwriter and controlling persons, which firm shall be designated in writing by you). No settlement of any action against an indemnified party shall be made without the consent of the indemnifying party, which shall not be unreasonably withheld in light of all factors of importance to such indemnified party.

                  7. Contribution. In order to provide for just and equitable contribution under the Act in any case in which (i) the Underwriter makes claim for indemnification pursuant to Section 6 hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of Section 6 provide for indemnification in such case or (ii) contribution under the Act may be required on the part of the Underwriter or the Company or THE in circumstances for which indemnification is provided for pursuant to Section 6, then the Company and THE in the aggregate, and the Underwriter shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall for all purposes of this Agreement include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) in either such case (after contribution from others) in such proportions that the Underwriter is responsible in the aggregate for that portion of such losses, claims, damages or liabilities represented by the percentage that the underwriting discount per share appearing on the cover page of the Prospectus bears to the public offering price appearing thereon, and the Company and THE shall be responsible for the remaining portion; provided, however, that, if such allocation is not permitted by applicable law, then the relative fault of the Company and THE and the Underwriter, in the aggregate, in connection with the statements or omissions which resulted in such damages and other relevant equitable considerations shall also be considered. The relative fault shall be determined by reference to, among other things, whether in the case of an untrue statement or a material fact or the omission to state a material fact, such statement or omission relates to information supplied by the Company or the Underwriter, and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, THE and the Underwriter agree that it would not be just and equitable if the respective obligations of the Company, THE and the Underwriter to contribute pursuant to this Section 7 were to be determined by pro rata or per capital allocation of the aggregate damages (even if the Underwriter and its controlling persons in the aggregate were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section 7. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For the purpose of this paragraph, each officer, director, or other person who controls the Underwriter within the meaning of
Section 15 of the Act shall have the same rights to contribution as such Underwiter and each officer, director, or other person, including but not limited to THE, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company . If the full amount of the contribution specified in this paragraph is not permitted by law, then the Underwriter and each person who controls the Underwriter shall be entitled to contribution from the Company and THE to the full extent permitted by law. The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than the Company and the Underwriter. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement; provided, however, that such consent shall not be unreasonably withheld in light of all factors of importance to such party.

                  8.       Costs and Expenses.

                            (a) Whether or not this Agreement becomes effective
or the sale of the Shares to the Underwriter is consummated, the Company will pay all costs and expenses incident to the performance of this Agreement including, but not limited to, the fees and expenses of counsel to the Company and of the Company's accountants; the costs and expenses incident to the preparation, printing, filing and distribution under the Act of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), Preliminary Prospectus and Prospectus, as amended or supplemented; all expenses, including fees, disbursements and other charges of counsel to the Underwriter, in connection with any filing required by the NASD relating to the offering of the Shares contemplated hereby; all expenses, including fees, disbursements and other charges of counsel to the Underwriter, in connection with the qualification of the Shares under the state securities or blue sky laws which the Underwriter shall designate; the cost of printing and furnishing to the Underwriter copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, this Agreement, and the Blue Sky Memorandum and the cost of printing the certificates representing the Shares. The Company shall pay any and all taxes (including any transfer, franchise, capital stock or other tax imposed by any jurisdiction) on sales to the Underwriter hereunder. The Company will also pay all costs and expenses incident to the furnishing of any amended Prospectus or of any supplement to be attached to the Prospectus as called for in Section 3(a) of this Agreement except as otherwise set forth in said Section.

                            (b) In addition to the foregoing expenses the
Company shall at the Closing Date pay to Strasbourger Pearson Tulcin Wolff Incorporated a non-accountable expense allowance equal to __% of the gross proceeds of the sale of the Shares of which $________ has been paid. In the event the transactions contemplated hereby are not consummated by reason of any action by the Underwriter (except if such prevention is based upon a breach by the Company of any covenant, representation or warranty contained herein or because any other condition to the Underwriter's obligations hereunder required to be fulfilled by the Company is not fulfilled), the Company shall not be liable to the Underwriter for any out-of-pocket accountable expenses except that the Underwriter may retain all monies paid to it prior to the termination of the underwriting, but only to the extent of out-of-pocket accountable expenses incurred by the Underwriter, and the Underwriter shall return to the Company all monies received in excess of its out-of-pocket accountable expenses. In the event the transactions contemplated hereby are not consummated by reason of any action of the Company or because of a breach by the Company of any covenant, representation or warranty contained herein, the Company shall be liable for the out-of-pocket accountable expenses incurred by the Underwriter, including attorneys' fees, but which in no event shall exceed the sum of $_______, less a credit of any amounts previously paid by the Company to the Underwriter, and the Underwriter shall return to the Company all monies received in excess of its out-of-pocket accountable expenses.

                            (c) No person is entitled either directly or
indirectly to compensation from the Company, from the Underwriter or from any other person for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees, to which the Company, the Underwriter or person may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence or prior contact with the indemnifying party.

                  9. Effective Date. This Agreement shall become effective upon its execution, except that you may, at your option, delay its effectiveness until 11:00 a.m., New York time, on the first full business day following the Effective Date of the Registration Statement, or at such earlier time after the Effective Date of the Registration Statement as you in your discretion shall first commence the initial public offering by the Underwriter of any of the Shares. The time of the initial public offering shall mean the time of release by you of the first newspaper advertisement with respect to the Shares, or the time when the Shares are first generally offered by you to dealers by letter or telegram, whichever shall first occur. This Agreement may be terminated by you at any time before it becomes effective as provided above, except that Sections 3(c), 6, 7, 8, 12, 13, 14 and 15 hereof shall remain in effect notwithstanding such termination.

                  10.      Termination.

                            (a) This Agreement, except for Sections 3(c), 6, 7,
8, 12, 13, 14 and 15 hereof, may be terminated by you at any time prior to the Closing Date if in your judgment it is impracticable to offer for sale or to enforce contracts made by the Underwriter for the resale of the Shares agreed to be purchased hereunder by reason of (i) the Company having sustained a material loss, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree; (ii) trading in securities on the New York Stock Exchange, the American Stock Exchange, and/or the NASDAQ SmallCap Market having been generally suspended or limited; (iii) material governmental restrictions having been imposed on trading in securities generally (not in force and effect on the date hereof); (iv) a banking moratorium having been declared by federal or New York State authorities; (v) an outbreak of major international hostilities or other national or international calamity having occurred; (vi) the passage by the Congress of the United States, or by any state legislative body of similar impact, of any act or measure, or the adoption of any orders, rules or regulations by any governmental body or any authoritative accounting institute or board, or any governmental executive, which is reasonably believed likely by the Underwriter to have a material impact on the condition (financial or otherwise), business, properties, prospects or financial statements of the Company or on the market for the securities offered hereby;
(vii) any material adverse change in the financial or securities markets in the United States, particularly in the over-the-counter market, having occurred since the date of this Agreement, or (viii) any material adverse change having occurred, since the respective dates of which information is given in the Registration Statement and Prospectus, in the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company, whether or not arising in the ordinary course of business.

                            (b) If you elect to prevent this Agreement from
becoming effective or to terminate this Agreement as provided in this Section 10 or in Section 9, the Company shall be promptly notified by you, by telephone or telegram, confirmed by letter.

                  11. Warrants. At or before the Closing Date, the Company will sell to Strasbourger Pearson Tulcin Wolff Incorporated the Underwriters' Warrants to purchase an aggregate of 150,000 shares of the Common Stock of the Company for an aggregate consideration of $_______ upon the terms and conditions set forth in the Warrant Agreement. In the event of conflict in the terms of this Agreement and the Underwriter's Warrants, the language of the Underwriter's Warrants shall control.

                  12. Representations, Warranties and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, THE and the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the Company or any of its officers or directors or any controlling person and will survive delivery of and payment for the Shares and the termination of this Agreement.

                  13. Notices. Any communications specifically required hereunder to be in writing, if sent to the Underwriter, will be mailed, delivered or telegraphed and confirmed to them at Strasbourger Pearson Tulcin Wolff Incorporated, 61 Broadway, Suite 2800, New York, New York 10006, with a copy sent to Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, Attention: James R. Tanenbaum or if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Diversified Senior Services, Inc., 915 West Fourth Street, Winston-Salem, North Carolina 27101,
Attention: Susan L. Christiansen, with a copy to House Law Firm, 3325 Healy Drive, Winston-Salem, North Carolina 27103, Attention: Don R. House.

                  14. Parties in Interest. The Agreement herein set forth is made solely for the benefit of the Underwriter, the Company and any person controlling the Company or the Underwriter, and the directors of the Company, nominees for directors (if any) named in the Prospectus, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Underwriter of the Shares.

                  15. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE ENTIRELY PERFORMED WITHIN NEW YORK.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this agreement, whereupon it will become a binding agreement among the Company, THE and the Underwriter in accordance with its terms.

                                    Very truly yours,

                                   DIVERSIFIED SENIOR SERVICES, INC.


                                   By:___________________________
                                      Name:
                                      Title:


                                   TAYLOR HOUSE ENTERPRISES, LTD.


                                   By:___________________________
                                      Name:
                                      Title:


                  The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                                  STRASBOURGER PEARSON TULCIN
                                  WOLFF INCORPORATED


                                  By:__________________________
                                     Name:
                                     Title:

ANNEX I

                                 FORM OF LOCK-UP

Strasbourger Pearson Tulcin Wolff
 Incorporated
61 Broadway, Suite 2800
New York, New York  10006


Ladies and Gentlemen:


                  Reference is made to the Underwriting Agreement, dated November __, 1997 (the "Underwriting Agreement"), between Diversified Senior Services, Inc., a North Carolina corporation (the "Company"), and Strasbourger Pearson Tulcin Wolff Incorporated (the "Underwriter"). Capitalized terms used herein and not defined herein shall have the same meanings ascribed to them in the Underwriting Agreement.

                  1. In consideration of the Underwriting Agreement, the undersigned hereby agrees not to, without the prior written consent of the Underwriter and except as set forth in Section 2, offer, sell or otherwise dispose of any shares of the Company's Common Stock, without par value (the "Common Stock"), or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or acquire, Common Stock owned by the undersigned for a period of twenty-four (24) months after the date of the Underwriting Agreement.

                  2. The restrictions set forth in Section 1 shall not apply to private sales or transfers of Common Stock to purchasers or transferees who agree in writing to be bound by the terms set forth herein.


Dated:  November __, 1997



                                                         Very truly yours,